McDERMOTT INTERNATIONAL, INC.

Agenda

Gay Mayeux

- *Welcome*

Bruce Wilkinson

- *Overview of McDermott*
- *B&W Operations*

Bob Deason

- *J. Ray McDermott - Marine Construction Services Operations*

John Fees

- *BWXT - Government Operations*

Frank Kalman

- *Financial Review and Legal Update*

Bruce Wilkinson

- *Wrap Up*
- *Questions & Answers*

Cautionary Statement/Explanation of Non–GAAP Measurements

- Statements in this presentation which express a belief, expectation or intention, as well as those which are not historical fact, are forward looking. They involve a number of risks and uncertainties which may cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include factors detailed in McDermott International's filings with the Securities Exchange Commission, including its Form 10-K for the year ended December 31, 2002 and its Form 10-Q's which are filed quarterly.
- McDermott management believes that certain non-GAAP measurements used in this presentation provide the investor with useful information to evaluate the financial results of the Company's ongoing operations and allows for easier comparison to historical basis. The term non-GAAP is used in this presentation to distinguish certain measurements from those prepared on a generally accepted accounting principle basis ("GAAP").

Our Beginning



R. Thomas McDermott
Founder and President of
J. Ray McDermott & Co., Inc.
(Son of J. Ray McDermott)



Morgan City Fabrication Yard
Morgan City, Louisiana
1966



The first offshore oil well, out of sight of land, built for Kerr McGee, offshore Louisiana in 1947

1946

**J. Ray McDermott & Co., Inc.
(now McDermott Incorporated)
incorporated in Delaware**

1953

Initial private placement

1954

First publicly traded over-the-counter

1958

Listed on New York Stock Exchange

Our Operations Have a Long History

MI
(Delaware)
Incorporated in 1946

Babcock & Wilcox *
(Delaware)
Acquired in 1978

Government Operations
Industrial Operations

MII
(Panama)
Incorporated in 1959

Marine Construction Services



*Incorporated in 1881



Our Organization Today (1)

MII
(Panama)
Resulting from corporate inversion in 1982

MI
(Delaware)

B&W Investment Co.
(Delaware)

BWXT
Incorporated in 1997

B&W
Filed for Bankruptcy in 2000

J. Ray McDermott
(Panama)
In 1995, formed by merger with Offshore Pipelines, Inc. and originally listed on NYSE. MII acquired the remaining 37% in 1999.





(1) Major entities only

Learning From Our Past

- Exercise of put/call agreement and subsequent repayment of $225 million 9 3/8% notes
  - Create a corporate structure that allows for financial flexibility
- EPIC Spar projects
  - Establish more business discipline
  - Implement a more risk-averse business strategy
  - Develop a risk-based pricing model
- Management changes
  - Constantly reevaluate our business model and the people, processes and systems that support it

Focusing on Our Future

- We have the right leadership in place at our two operating businesses
- The outlook for resolution of the B&W bankruptcy during 2003 looks positive
- Our customers value J. Ray's reputation for delivering engineering and construction solutions for the offshore oil and gas market
- BWXT continues to grow operationally and financially
- We have industry-leading safety performance and a long established commitment to high standards of corporate ethics, compliance and governance
- We have taken the actions necessary to turn around our business in 2003 and create a platform for growth in 2004 and beyond

BABCOCK & WILCOX

M

B&W Customer Base



5%
10%
85%

Utilities   Pulp & Paper   General Industrial

Current Market Environment

- Utility Environment
  - "Big Picture" view – weakest financial condition in 50 years
  - "Worms eye" view – electricity production is growing
- Non-economic Wildcard – Environmental Legislation
- Market Demand
  - Capital spending at depression levels
  - Service opportunities at normal levels
  - Environmental equipment orders peak in 2007-2009

B&W Results vs. 3-Year Plan ($ millions)

	2001	2002	2003	3 Year Total	3 Year Goal
Operating Income	$ 89.2	$ 100.5	$ 90.7	$ 280.4	$ 286.5
Operating Cash Flow	$ 103.9	$ 204.9	$ 39.1	$ 347.9	$ 279.1
Revenues per Employee		+19%			+29%

J. RAY McDERMOTT

M c D E R M O T T   I N T E R N A T I O N A L ,   I N C .

J. Ray's Core Capabilities







Providing solutions for offshore field developments worldwide

- **Engineering and Procurement**
- **Jacket, Hull and Topsides Fabrication**
- **Platform, Hull, Topsides and Pipeline Installation**
- **Subsea/Deepwater Technology**

J. Ray Worldwide Operations


London, England
Hamburg, Germany
Baku, Azerbaijan
Houston, TX
New Orleans, LA
Harbor Island, TX
Morgan City, LA
Veracruz, Mexico
Jebel Ali, UAE
Lagos, Nigeria
Kuala Lumpur, Malaysia
Batam, Indonesia
Singapore
Jakarta, Indonesia
Perth, Australia
Operation Facilities
Fabrication Facilities

J. Ray's Strengths

- One of the leading global suppliers of offshore field development solutions
- 50-plus year legacy for innovative solutions
- People with strong technical skills
- Well positioned geographically
- Reputation with customers as a company that delivers
- Right market at the right time

Offshore Field Development Experience



Fixed Platform
Compliant Tower (CT)
Mini-TLP
Tieback Flowline
Conventional Tension Leg Platform (TLP)
Semi-FPS (Floating Production Facility)
Subsea Manifold
Truss Spar
Classic Spar
Control Buoy (CB)
FPSO (Floating Production Storage Offloading)
Subsea Tieback

BP Amberjack Shell Boxer Shell Cognac Sohio Snapper Union Oil Cerveza Union Oil Ligera	Texaco Petronius	British Borneo Allegheny British Borneo Morpeth Chevron Typhoon	Shell Auger Shell Mars Shell RAM Powell Shell Ursa	BP Schiehallion BP Thunderhorse Amoco Yombo BP Foinaven Conoco Belanak*	Dominion Devils Tower* Kerr-McGee Boomvang Kerr-McGee Nansen Murphy Front Runner* Murphy Medusa*	Chevron Genesis Oryx Neptune	Moss Gas	BP Aspen British Borneo Morpeth British Borneo Allegheny Enserch Cooper Shell Brutus Shell Conger

* In Progress

Graphics compliments of Offshore Magazine (2002 Offshore Oil & Gas Industry Deepwater Solutions for Concept Selections Poster May 2002)

Top Priorities

Implement changes necessary to return J. Ray to its premier position in the offshore oil and gas industry

- **Bring J. Ray back to profitability over the long-term**
- **Design an organizational structure and install leaders in key areas to increase our business focus and accountability**
- **Create global functions to establish more business discipline by implementing guidelines, oversight and best practices**

Bring J. Ray Back to Profitability

- Manage EPIC spar projects within current budgets and schedules
- Successfully execute on backlog
- Turn prospects into orders
- Produce positive cash flow

Manage Spar Projects Within Budget and Schedule



	Medusa	Devils Tower	Front Runner
Est. Project Loss (millions)	$70.9	$42.7	$9.3
Completion Date	2Q03	3Q03	1Q04
Months to Complete	29	25	24
Physical % Completion @ 3/31/03:			
Engineering	99%	99%	70%
Hull fabrication	100%	100%	50%
Topsides fabrication	98%	61%	20%
Marine Installation	49%	0%	0%
Total Project	95%	76%	51%

Spar Platform Characteristics



	Medusa	Devils Tower	Front Runner
Water Depth (ft.)	2,223	5,610	3,330
Hull Structure Length (ft.)	586	586	586
Hull Diameter (ft.)	94	94	94
Topsides Weight (tons)	6,007	6,175	7,920
Hull Weight (tons)	12,822	13,210	14,727
Mooring Lines (number)	10	9	9
Oil/day (Bbl 000's)	40	60	60

Progress on Spar Projects



Medusa

Devils Tower



Front Runner


Lifting of Module 3
Quadrant-1 to
Skidway Skid Shoe

Successfully Execute on Backlog

$1.8 billion at 3/31/03*


Southeast Asia 15%
The Americas 30%
Caspian 30%
Middle East 25%

* Excludes spars projects' backlog of $281 million

Turn Prospects Into Orders

Middle East and Caspian

- Phase 3 of AIOC's (BP) field development project
- Dolphin Energy's development
- BP's Shah Deniz pipeline installation project

The Americas

- Subsea pipeline and umbilical installation projects in the Gulf of Mexico
- Deepwater hub facility prospects in the Gulf of Mexico

Southeast Asia

- BP's Plutonio FPSO destined for deepwater Angola
- ConocoPhillips Kerisi project in Indonesia

Produce Positive Cash Flow

- Increased focus on project execution
- Increased focus on management of working capital
- Right-sizing Morgan City marine operations
- Selling non-strategic assets

Increase Business Focus and Accountability

- Implement a more risk-averse business strategy
  - Identify and manage risks
  - Develop a risk-based pricing model
- Institute a project selection process
- Create an independent projects control function
- Aggressive management of cash

Create Global Functions

Establish more business discipline by implementing guidelines, providing more oversight and instituting best practices

- **Project management / project controls**
- **Sales, marketing and strategic planning**
- **Engineering**
- **Equipment and machinery**
- **Marine**
- **Risk management**

Summary

- We have talented and dedicated people; great products and services; and exciting prospects
- We still have a lot of work to do to stabilize our operations and position our company for future growth and profitability
- We are in the right markets at the right time
- We will succeed in building a much stronger J. Ray going forward and will regain our premier position in the offshore oil and gas market

BWX

M

TECHNOLOGIES℠

McDERMOTT INTERNATIONAL, INC.

BWXT's Core Capabilities

Leader in lifecycle management of special nuclear materials, facilities and technologies primarily for the U.S. government









- **Technology development, engineering and nuclear component manufacturing for critical U.S. government needs**
- **Facilities and operations management of Department of Energy sites**
- **Service provider for nuclear remediation and restoration**

BWXT's Primary Locations



INEEL
Rocky Flats
Los Alamos
BWXT Pantex
SPRO
Bettis
Mound
BWXT Y-12
ORNL
SRS

BWXT Manufacturing Locations

Facilities Management and remediation and restoration sites

Manufacture of Nuclear Components

Nuclear Products Division



Lynchburg, VA



Mt. Vernon, IN

Nuclear Equipment Division



Barberton, OH



Lynchburg Technology Center

Manufacturing for Critical National Needs

BWXT Provides

- **Advanced precision manufacturing and metals processing**
- **Uranium processing and blending**
- **Fabrication with nuclear material**

By Utilizing

- **State-of-the-art manufacturing facilities and equipment**
- **Unique and highly specialized capabilities**
- **Six sigma quality control**
- **Nuclear radiological and industrial safety**

National Security Site Management

Large site and facility management through Management and Operations ("M&O") contracts

- Disciplined operations and infrastructure management
- Maintain and develop skilled workforces
- Security for strategic materials
- Nuclear, radiological and industrial safety
- Nuclear materials safeguards

Typical M&O Contract

- Five-year contract with a five-year option
- Cost reimbursable with government credit line
- Assume management of site
- Fee based on % of managed costs
  - Incentive vs. award
- Risk management
  - Government indemnifies most risks
  - Price Anderson indemnification – will not accept work without it
  - Operated primarily through joint ventures with best-in-class partners

Manage and Operate DOE Facilities


BWXT
Y12

Contract Value:	$ 3.5 Billion *Five year option available*
Employees:	4,504
Location:	Oak Ridge, Tennessee
General Purpose:	Nuclear Weapons Products

BWXT Pantex LLC



Contract Value:	$1.8 Billion *Five year option available*
Employees:	3,202
Location:	Amarillo, Texas
General Purpose:	Nuclear Weapons Assembly

Create and Participate in Partnerships

INEEL



Bechtel BWXT Idaho, LLC
Contract Value: $ 3.7 Billion

SRS



Westinghouse Savannah River Co.
Contract Value: $ 8.2 Billion

LANL



BWXT Services, Inc.
Contract Value: $ 14 Million

ORNL



UT-Battelle
Contract Value: $ 3.975 Billion

Mound



CH2Mound Inc.
Contract Value: $ 314 Million

SPRO



DynMcDermott Petroleum Operations
Contract Value: $ 700 Million

Backlog as of 12/31/02 *($ billions)*

		Base Period	BWXT's Share		BWXT's Backlog
M&O Contracts:					
Y-12	$	3.5	51%	$	1.1
Pantex		1.8	48%		0.7
INEEL		3.7	30%		0.4
SRS (1)		8.2	5%		0.3
ORNL		4.0	5%		0.1
Mound (1)		0.3	30%		0.1
SPRO		0.7	30%		0.2
M&O Subtotal	$	22.2			2.9
Manufacturing					1.7
Total BWXT Proportionate Backlog				$	4.6

(1) Fees are recorded in revenues rather than in equity in income

Develop Advanced Energy Programs

SoFCo –
Fuel Cells



Nuclear Products Division –
Downblending



BWXT General Statistics as of 3/31/03

Employees (including 7,939 M&O site employees)	10,814
Manufacturing revenue (2003 Forecast)	$450 million
DOE site budgets managed (2003 Forecast)	$1 billion
Square feet of nuclear facilities under management	12.5 million
Acres of infrastructure managed directly or through partnerships	204 thousand

BWXT's Strategy

- Maintain leadership position in the lifecycle management of complex, high consequence nuclear and national security operations, projects and programs
- Maintain customer confidence
- Generate costs reductions through continuous improvement initiatives
- Explore growth opportunities worldwide
- Continue strong operational and financial performance

Financial Review

Simplify Corporate Structure


2001 Revenues
$3.2 Billion
$1.4
$0.8
$0.5
$0.5
2002 Revenues
$3.3 Billion
$1.5
$1.2
$0.6
Marine Construction Services (J. Ray)
Government Operations (BWXT; McDermott Technology)
Industrial Operations (Delta Catalytic; Hudson Products)
Babcock & Wilcox (deconsolidated from MII financial statements)

Note: 2001 Revenues have been restated to reflect McDermott Technology in the Government Operations segment

Segment Financial Information ($ millions; unaudited)

JRAY

	Three Months Ended	
	3/31/03	3/31/02
Revenues	$ 405.8	$ 264.2
Spar Revenues	71.4	62.5
Non-GAAP Revenues	$ 334.4	$ 201.7
Operating Income	$ 19.0	$ (8.5)
Spar Losses	-	7.0
Non-GAAP Operating Income	$ 19.0	$ (1.5)
GAAP Operating Income %	4.7%	(3.2)%
Non-GAAP Operating Income %	5.7%	(0.7)%
Depreciation and Amortization	$ 5.5	$ 5.6

Note: Non-GAAP measurements exclude the financial results of the three spar projects

Segment Financial Information ($ millions; unaudited)

	JRAY		BWXT	
	Three Months Ended		Three Months Ended	
	3/31/03	3/31/02	3/31/03	3/31/02
Revenues	$ 405.8	$ 264.2	$ 117.7	$ 121.8
Spar Revenues	71.4	62.5	-	-
Non-GAAP Revenues	$ 334.4	$ 201.7	$ 117.7	$ 121.8
Operating Income	$ 19.0	$ (8.5)	$ 23.6	$ 17.8
Spar Losses	-	7.0	-	-
Non-GAAP Operating Income	$ 19.0	$ (1.5)	$ 23.6	$ 17.8
GAAP Operating Income %	4.7%	(3.2)%	20.0%	14.6%
Non-GAAP Operating Income %	5.7%	(0.7)%	20.0%	14.6%
Depreciation and Amortization	$ 5.5	$ 5.6	$ 3.2	$ 2.7

Note: Non-GAAP measurements exclude the financial results of the three spar projects

Consolidated Financial Results *($ millions; unaudited)*

	Three Months Ended	
	3/31/03	3/31/02
Revenues	$ 523.5	$ 399.2
Spar Revenues	(71.4)	(62.5)
Non-GAAP Revenues [1]	$ 452.1	$ 336.7
Income from Cont. Ops. & Before Acctg. Change [2]	$ 31.8	$ (1.4)
B&W Settlement Costs	(23.6)	-
Spar Losses	-	5.1
Non-GAAP Income before Acctg. Change [1] [2] [3]	$ 8.2	$ 3.7
EPS Before Acctg. Change [2]	$ 0.49	$ (0.02)
EPS Impact of B&W Settlement Costs	(0.36)	-
EPS Impact of Spar Losses	-	0.08
Non-GAAP EPS Before Acctg. Change [1] [2] [3]	$ 0.13	$ 0.06

(1) Excludes the financial results of the three spar projects
(2) Includes after-tax expense related to McDermott Incorporated ("MI") defined benefit plan of $11.7 million and $1.3 million, respectively
(3) Excludes the revaluation of estimated after-tax cost of the B&W settlement

Revaluation of B&W Settlement Charge *($ millions)*

	12/31/02 Nominal Value	12/31/02 Fair Value	Q103 Value Change		3/31/03 Fair Value
4.75 Million Shares of MII	$ 20.8	$ 20.8	$ (7.0)	A	$ 13.8
Share Price Guarantee	69.5	42.0	(13.4)	B	28.6
Note Payable	92.0	83.1	(2.4)	C	80.7
Intercompany Note Payable	(22.0)	(22.0)	(1.3)	D	(23.3)
All Other (Net)	(13.9)	(13.9)	0.5	E	(13.4)
	$ 146.4	$ 110.0	$ (23.6)	F	$ 86.4

[A] Share price drop from $4.38 to $2.90. Each $.10 price change equals $.5 million net income impact

[B] Impacted by share price drop and MII interest rate increase per S&P risk rating

[C] Impacted by MI credit rating drop from "B" to "CCC+"

[D] Revalued due to translation and accrued interest

[E] Tax adjustment on Intercompany Note Payable

[F] EPS impact is 36 cents per diluted share

Qualified Pension Plan Status ($ millions)

	MI	J. Ray
Estimated 2003 Pension Expense	$ 72	$ 15
GAAP Underfunding as of 12/31/02 [(1)]	$ (402)	$ (78)
ERISA Funding Requirement for 2003 Plan Year:		
Paid in 2003	$ -	$ 10
Paid in 2004	-	9
Total for 2003 Plan Year	$ -	$ 19

(1) Does not include UK pension plan with GAAP overfunded status of $18 million

Impact of B&W Pension Plan *($ millions)*

	December 31, 2002	
	With B&W Spin-Off	Without B&W Spin-Off[1]
	(Unaudited)	
Income Statement Impact:		
B&W Pension Settlement (Expense)	$ (117)	$ -
Minimum Pension Liability Charged to Other Comprehensive Income (OCI):		
McDermott Incorporated Plan	$ (196)	$ (422)
Impact on Stockholders' Equity @ 12/31/02	$ (313)	$ (422)

$109

(1) MII financial statements for year ended December 31, 2002 reflected no spin-off for B&W portion of MI pension plan.

B&W Income Statement Highlights ($ millions)

	Quarter Ended 3/31/03	Year Ended 12/31/02	Year Ended 12/31/01
Revenues	$ 381.0	$ 1,497.4	$ 1,431.9
Pre-tax Income (Loss)	$ 15.5	$ (232.4) (1)	$ 35.4
Net Income (Loss)	$ 13.5	$ (213.7)	$ 17.5

(1) Includes a provision totalling $287 million to increase in B&W's asbestos liability; excluding this provision pre-tax income for 2002 would have been $54.6 million.

Consolidated Backlog *($ billions; unaudited)*



$3.2
$3.8
$3.6
$4
$3
$2
$1
$0
1Q02
4Q02
1Q03
JRM
BWXT

New Credit Agreement

New Credit Agreement obtained February 11, 2003

- Series A MTN's of $9.5 million repaid on February 11, 2003
- Facility sized at $180 million
  - Reduces to $166.5 million on May 13, 2003
  - $13.5 million cash collateral returned to MII
- Guaranteed by MII and various subsidiaries of JRM
- Collateralized by capital stock of MI, JRM and certain JRM subsidiaries and substantially all JRM assets and various intercompany notes

Current Financing Structure


McDermott International, Inc.
(Panama)
McDermott Inc.
(Delaware)
Series "B" MTN $64 million
IRBs $17 million
J. Ray McDermott, S.A.
(Panama)
B&W Investment Company
(Delaware)
J. Ray McDermott Holdings, Inc.
(Delaware)
J. Ray McDermott, Inc.
(Delaware)
BWX Technologies
(Delaware)
B&W
(Delaware)
(not consolidated)

Current Financing Structure


$180 million revolver
Sublimits
$50 million cash & $60 million LC
Sublimits
$100 million LCs & $10 million cash
Guaranty
McDermott International, Inc.
(Panama)
McDermott Inc.
(Delaware)
Series "B" MTN $64 million
IRBs $17 million
J. Ray McDermott, S.A.
(Panama)
B&W Investment Company
(Delaware)
J. Ray McDermott Holdings, Inc.
(Delaware)
J. Ray McDermott, Inc.
(Delaware)
BWX Technologies
(Delaware)
B&W
(Delaware)
(not consolidated)

Current Financing Structure


$180 million revolver
Sublimits
$50 million cash & $60 million LC
Sublimits
$100 million LCs & $10 million cash
Guaranty
$25 million subordinated loan
McDermott International, Inc.
(Panama)
$90 million subordinated loan
McDermott Inc.
(Delaware)
Series "B" MTN $64 million
IRBs $17 million
J. Ray McDermott, S.A.
(Panama)
B&W Investment Company
(Delaware)
J. Ray McDermott Holdings, Inc.
(Delaware)
J. Ray McDermott, Inc.
(Delaware)
BWX Technologies
(Delaware)
B&W
(Delaware)
(not consolidated)
$227 million DIP

Financing – Next Steps

- Refinance BWXT on a stand-alone basis
- Refinance J. Ray on a stand-alone basis
- Establish permanent financing structure to facilitate growth

Consolidated Available Liquidity *($ millions; unaudited)*

	12/31/02	3/31/03	5/1/03
Cash and Marketable Securities	$ 348	$ 243	$ 242
Less: Pledged Securities and Escrow	217	104	114
Total Free Cash Available	131	139	128
Amount Available: New Credit Agreement	-	45	49
MII Credit Facility [(1)]	10	-	-
JRM Credit Facility [(1)]	-	-	-
Total Available Liquidity	$ 141	$ 184	$ 177

[(1)] Replaced by New Credit Agreement on February 11, 2003

2003 Earnings Per Share Outlook [(1)]

- We are estimating non-GAAP earnings per share to be between $0.08 and $0.13 for the full year
- This *includes* anticipated pension expense of $87 million, or $0.88 non-GAAP earnings per share. The anticipated non-cash portion of pension expense is $77 million, or $0.78 per share non-GAAP earnings
- This *excludes* the estimated cost of the B&W settlement which will be revalued each quarter
- This *excludes* the B&W curtailment and settlement losses for the pension plan spin-off, estimated at December 31, 2002 to be approximately $117 million

(1) Management's estimates

2003 Liquidity Outlook[1]

- Negative operating cash flow before capital expenditures of between $100 million to $120 million
- Capital expenditures of approximately $44 million
- First three quarters negative cash flow; fourth quarter positive

[1] Management's estimates

Legal Update

B&W Chapter 11 Settlement

- Filed for bankruptcy in February 2000; no longer consolidated
- August 2002 announced key terms of settlement
- First draft of proposed consensual plan of reorganization filed December 19, 2002
- Disclosure hearings underway
- Final disclosure statement and plan of reorganization to be filed on June 16, 2003
- Settlement requires shareholder and asbestos claimants vote
- Settlement confirmation hearings set to commence on September 22, 2003
- Management's goal is for plan confirmation shortly thereafter
- Legal proceedings generally stayed pending negotiations

Asbestos National Trust Legislation

- Proposed legislation being discussed by Senate Judiciary Committee
- Establishment of a national trust in range of $90 to $120 billion
- Trust funded 50/50 by industry and insurance companies with asbestos liabilities
- Would end all asbestos non-workers' compensation personal injury lawsuits
- Funding requirements based on tiered mechanism
- Impact on proposed settlement not known

Petronius

- Arbitration hearings commenced on January 13, 2003 and continued through March 14, 2003
- Arbitration hearing will resume on May 26, 2003 and is expected to conclude by year end
- Texaco seeks to vacate contractual waiver of consequential damages
- Damages sought by Texaco and its insurers is approximately $280 million
- J. Ray seeking recovery of receivables of $23 million
- We believe material loss is unlikely
- In the event of a liability, our insurance will cover builder's risk and consequential damage claims

Civil Litigation

J. Ray Anti-Trust Claims

- Settled or reached settlements in principle with all parties except those involved with Petronius project

Wrap Up

2003 Key Areas of Focus

- Stabilize J. Ray operations
  - Complete the spar projects within budget
  - Install new leadership team
  - Build profitable backlog
- Continue strong performance at BWXT
  - Pursue growth opportunities
- Refinance credit facility
  - Relieve liquidity pressures
  - Support business growth
- Resolve B&W Chapter 11
- Resolve pending litigation
  - Petronius
  - Anti-trust claims

Q & A

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